Exhibit 10.31

Execution Version

Bradley D. Hutchison Manager Midstream Assets
Marathon Oil Company
5555 San Felipe
Houston, Texas 77056
Telephone 713.296.3837
bdhutchisonl@marathonoil.com

Via Facsimile and Certified Mail, return receipt requested

December 1, 2011

American Midstream Partners, LP

1614 15th St., Suite 300

Denver, CO 80202

Attention:	Paul Ritzdorf
William Mathews

Re:	Letter Agreement to Amend the Purchase and Sale Agreement

Ladies and Gentlemen:

We are writing this letter to memorialize our agreement with respect to the matters discussed below.

In accordance with Section 12.8 of the Purchase and Sale Agreement, dated as of November 15, 2011 (the “Purchase Agreement”), by and between Marathon Oil Company and American Midstream Partners, LP, the Parties hereby agree that this letter agreement (this “Letter Agreement”) shall amend the Purchase Agreement as follows:

•	The first sentence of Section 3.1 “Purchase Price” is hereby replaced in its entirety with the following:

“The purchase price for the sale and conveyance of the Assets to Buyer is $35,500,000 (the “Purchase Price”), subject to adjustment under this Agreement.”

All references to the Purchase Agreement shall be considered references to the Purchase Agreement as amended by this Letter Agreement, which may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Capitalized terms used but not otherwise defined herein shall have the meaning given to those terms in the Purchase Agreement. The Confidentiality Agreement, the Purchase Agreement, and the documents executed thereunder and the Exhibits and Schedules attached thereto, constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. In the event of a

Letter Agreement to Amend the Purchase and Sale Agreement

conflict between the terms of this Letter Agreement and the terms of the Purchase Agreement, the terms of this Letter Agreement shall control.

Except as amended by this Letter Agreement, the Purchase Agreement remains in full force and effect in accordance with its terms.

cc:	Andrews Kurth LLP
600 Travis Street, Suite 4200
Houston, Texas 77002
Attention: Hal Haltom

Marathon Oil Company
5555 San Felipe Road
Houston, TX 77056
Attention: Beth Weinmann

Baker Botts L.L.P.
910 Louisiana Street
Houston, Texas 77002
Attention: Hugh Tucker

[Signature page follows]

Letter Agreement to Amend the Purchase and Sale Agreement

Signature Page

IN WITNESS WHEREOF, this Letter Agreement has been signed by each of the Parties as of the date first above written.

MARATHON OIL COMPANY

By:	/s/ Bradley D. Hutchison
Name:	Bradley D. Hutchison
Title:	Manager Midstream Assets

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC,
its general partner

By:

Name:

Title:

Letter Agreement to Amend the Purchase and Sale Agreement

Signature Page

IN WITNESS WHEREOF, this Letter Agreement has been signed by each of the Parties as of the date first above written.

MARATHON OIL COMPANY

By:
Name:	Bradley D. Hutchison
Title:	Manager Midstream Assets

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC,
its general partner

By:	Sandra M Flower

Name:	Sandra Flower

Title:	Vice President, Finance